                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-41806, 33-42845, 33-42846, 33-48404,
33-61494, 33-64202, 33-64204, 33-95616, 333-11201, 333-11199, 333-36009,
333-36007, 333-56685, 333-78765 and 333-78769.

                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
March  23, 2000








                                       37